UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2025

Mama’s Creations, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40597	27-0607116
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Branca Road, East Rutherford, NJ	07073
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 532-1212

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MAMA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 2, 2025, Crown 1 Foods, Inc. (formerly “Jubilee Acquisition, Inc.”), a Nevada corporation and wholly-owned, direct subsidiary of Mama’s Creations, Inc. (the “Company”) completed the acquisition of substantially all of the assets of Crown I Enterprises Inc. (comprising the “Crown I Carve Out Business”).

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the current report on Form 8-K originally filed with the U.S. Securities and Exchange Commission on September 2, 2025 (the “Original Report”), solely to provide the disclosure required by Item 9.01 of Form 8-K that were omitted from the Original Report, including the required financial statements of the Crown I Carve Out Business and the required pro forma financial information. Except as provided herein, the disclosure made in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of the Crown I Carve-Out Business as of June 28, 2025 and for the fiscal year then ended., required by Item 9.01(a) of Form 8-K, are attached as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma balance sheets of the Company and the Crown I Carve Out Business as of July 31, 2025 and the unaudited statements of operations of the Company and the Crown I Carve Out Business as of the fiscal year ended January 31, 2025 and the six months ended July 31, 2025, are attached as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1*	Asset Purchase Agreement dated September 2, 2025, by and among Jubilee, Crown I and Sysco Holdings, LLC
10.1*	Amended and Restated Loan and Security Agreement dated August 28, 2025, by and among the Company, Jubilee, Mamamancini’s, Inc., T&L Acquisition Corp and M&T
10.2*	Term Note dated August 28, 2025 executed by the Company
10.3*	Multiple Disbursement Term Note dated August 28, 2025 executed by the Company
10.4*	Second Amended and Restated Revolving Line Note dated August 28, 2025 executed by the Company and T&L Acquisition Corp.
10.5*	Securities Purchase Agreement dated September 2, 2025, by and among the Company and the investors party thereto
10.6*	Registration Rights Agreement dated September 2, 2025, by and among the Company and the investors party thereto
23.1	Consent of UHY LLP
99.1*	Press Release dated September 2, 2025
99.2	The audited financial statements of the Crown I Carve-Out Business as of June 28, 2025 and for the fiscal year then ended
99.3	Unaudited pro forma condensed balance sheets as of July 31, 2025 and unaudited condensed statements of operations of the Company and the Crown I Carve Out Business as of the fiscal year ended January 31, 2025 and the six months ended July 31, 2025
104	Cover Page Interactive Data File

* Filed with Original Report.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mama’s Creations, Inc.

Date: November 7, 2025	By:	/s/ Adam L. Michaels
	Name:	Adam L. Michaels
	Title:	Chief Executive Officer